UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 23, 2016

PIER 1 IMPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07832	75-1729843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Pier 1 Place, Fort Worth, Texas 76102
(Address of principal executive offices, including zip code)

817-252-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02  Results of Operations and Financial Condition.

On June 29, 2016, Pier 1 Imports, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the first quarter ended May 28, 2016. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report pursuant to this “Item 2.02 Results of Operations and Financial Condition” is being furnished. The information in this Item of Form 8-K and on Exhibit 99.1 attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 23, 2016, the Company held its Annual Meeting of Shareholders (“Annual Meeting”). The following describes the matters considered by the Company’s shareholders at the Annual Meeting and the results of the voting at the meeting:

Proposal 1. To elect as directors the nine nominees named in the proxy statement to hold office until the next Annual Meeting and until their successors are elected and qualified.

In order to be elected, a nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. A “majority of the votes cast” means that the number of votes cast “For” a nominee exceeds the number of votes cast “Against” the nominee. Abstentions and Broker Non-Votes are not considered as votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes
Claire H. Babrowski	65,275,399.0566	889,947.0865	124,197.2192	10,194,614.0000
Cheryl A. Bachelder	65,274,732.3488	892,639.0245	122,171.9890	10,194,614.0000
Hamish A. Dodds	65,292,379.8494	873,833.5239	123,329.9890	10,194,614.0000
Brendan L. Hoffman	65,256,535.8494	810,002.5239	223,004.9890	10,194,614.0000
Terry E. London	65,346,465.5867	835,619.2765	107,458.4991	10,194,614.0000
Cynthia P. McCague	65,274,459.1186	893,152.2547	121,931.9890	10,194,614.0000
Michael A. Peel	65,338,282.2196	827,178.1537	124,082.9890	10,194,614.0000
Ann M. Sardini	65,274,324.4793	894,121.6638	121,097.2192	10,194,614.0000
Alexander W. Smith	65,396,304.4980	821,381.5668	71,857.2975	10,194,614.0000

Proposal 2. To adopt a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the proxy statement under the caption “Compensation”.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the resolution is required to approve the resolution.  Abstentions are counted as represented and entitled to vote on the resolution and have the effect of a vote “Against” the resolution.  Broker Non-Votes are not considered entitled to vote on the resolution and are not counted in determining the number of shares necessary for approval of the resolution.

For	Against	Abstain	Broker Non-Votes
64,074,512.6823	1,844,510.8098	370,519.8702	10,194,614.0000

Proposal 3. Ratification of the Audit Committee’s engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017.  Abstentions are counted as represented and entitled to vote on the proposal and have the effect of a vote “Against” the proposal.

For	Against	Abstain	Broker Non-Votes
76,087,271.2467	220,286.9048	176,599.2107	N/A

Item 7.01	Regulation FD Disclosure.

On June 29, 2016, the Company issued a press release announcing the Company’s declaration of a quarterly cash dividend. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

	Exhibit No.	Description

	99.1	Press release dated June 29, 2016, announcing the Company’s financial results for the first quarter ended May 28, 2016, and the declaration of a quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	June 29, 2016	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President
Compliance and General Counsel, Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 29, 2016, announcing the Company’s financial results for the first quarter ended May 28, 2016, and the declaration of a quarterly cash dividend.